Exhibit 99.1

CHENIERE ENERGY, INC. NEWS RELEASE
Cheniere Announces Results of Shareholder Meeting and Appointment of Jack A. Fusco to the Board of Directors
Houston, Texas - June 06, 2016 - Cheniere Energy, Inc. (“Cheniere” or the “Company”) (NYSE MKT: LNG) held its annual meeting of shareholders on June 2, 2016. Three proposals, as described in the Company's Proxy Statement dated April 21, 2016 (the “2016 Proxy Statement”), were voted upon at the meeting.
Shareholders elected all ten members standing for re-election to the Board of Directors (the “Board”) of the Company. The Board members are G. Andrea Botta, Neal A. Shear, Vicky A. Bailey, Nuno Brandolini, Jonathan Christodoro, David I. Foley, David B. Kilpatrick, Samuel Merksamer, Donald F. Robillard, Jr., and Heather R. Zichal. Each of the nominated directors was elected as a director to serve for a one-year term until the 2017 annual meeting of shareholders or until his or her successor is duly elected and qualified. In addition, the Board appointed Jack A. Fusco, the President and Chief Executive Officer of the Company, as a member of the Board.
In an advisory and non-binding vote, approximately 83% of the shares entitled to vote on the matter voted for the compensation paid for 2015 to the Company's executive officers named in the Summary Compensation Table, as disclosed in the 2016 Proxy Statement.
The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016, with approximately 99% of shares entitled to vote on the matter voting in favor.
About Cheniere Energy, Inc.
Cheniere Energy, Inc., a Houston-based energy company primarily engaged in LNG-related businesses, owns and operates the Sabine Pass LNG terminal in Louisiana. Directly and through its subsidiary, Cheniere Energy Partners, L.P., Cheniere is constructing and developing liquefaction projects near Corpus Christi, Texas and at the Sabine Pass LNG terminal, respectively. Cheniere is also exploring a limited number of opportunities directly related to its existing LNG business.
This press release contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding Cheniere’s business strategy, plans and objectives, including the development, construction and operation of liquefaction facilities, (ii) statements regarding expectations regarding regulatory authorizations and approvals, (iii) statements expressing beliefs and expectations regarding the development of Cheniere’s LNG terminal and pipeline businesses, including liquefaction facilities, (iv) statements regarding the business operations and prospects of third parties, (v) statements regarding potential financing arrangements and (vi) statements regarding future discussions and entry into contracts. Although Cheniere believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere’s periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere does not assume a duty to update these forward-looking statements which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere does not assume a duty to update these forward-looking statements.
CONTACTS:
Investors: Randy Bhatia: 713-375-5479, Katy Cox: 713-375-5079
Media: Faith Parker: 713-375-5663